EXHIBIT 99.3

BECOMING ART INC.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On June 29, 2005, the Company completed the acquisition, through a wholly owned subsidiary, of all the outstanding stock of Oxford Media Corp. (“Oxford”), a digital solutions company providing video on demand services to the hospitality industry. Oxford shareholders received one share of stock of the Company for each share of Oxford.

Oxford was organized as a Delaware corporation in January 1999 and is a developer of Private Broadband Networks (“PBN”) which enables Oxford to provide the following services: low-cost broadband Internet access and video and audio content on demand and on a Pay-Per-View basis. Oxford is now in the process of acquiring digital video on demand companies and has acquired eMod Systems, Inc. (“eMod”), a digital solutions company concentrating on the secure high quality distribution of digital video content to the hotel industry. Oxford has also entered into a letter of intent on to acquire SkyPath Satellite Systems, Inc. (“SkyPath”), a provider of free to guest television to the hotel industry. The SkyPath acquisition is expected to be finalized in the 3rd quarter of 2005.

In relation to the Oxford Merger, the Company is also in the process of acquiring Creative Business Concepts Inc. (“CBC”). This acquisition is not yet complete, but has approval from the majority of the shareholders of CBC and provides that CBC shareholders will receive one share of the Company for each share of CBC. CBC was formed in 1989 as a result of a need for businesses to communicate more efficiently with both their clients and employees. CBC is a wireless and business systems provider specializing in WiFi/WiMAX, Security, IT Integration, and Telecom. As part of these offering of services, CBC designs and installs specialty communication systems for data, voice, video, and telecom. It determines its clients’ requirements by doing a needs analysis and site audit; then implements a design and specification of the specialty communication system with the deployment of a fixed Wireless Local Area Network, or WLAN. CBC has singed letters of intent to acquire WTI communications, Inc. (“WTI”) and IT Network Partners, Inc. (“ITNet”)

The following unaudited pro forma balance sheets as of May 31`, 2005, assumes the acquisitions of Oxford, CBC and the probable acquisitions of Skypath, WTI and ITNet occurred on May 31, 2005. The unaudited pro forma statement of operations for the five months ended May 31, 2005 and year ended December 31, 2004 assumes the acquisitions occurred on January 1, 2005 and January 1, 2004, respectively. The pro forma combined results is presented for information purposes only, is based upon historical information, and does not reflect the actual results that would have occurred nor is necessarily indicative of future results of the combined enterprise.

BECOMING ART, INC.
UNAUDITED PRO FORMA BALANCE SHEET
MAY 31, 2005
(in thousands)

		Creative
	Oxford Media	Business
	Corp	Concepts, Inc.	Becoming Art.,	ProForma			Combined
	Combined (1)	Combined (2)	Inc.	Adjustments			Pro Forma

ASSETS:
Current Assets:
Cash	$54	$186	$10				$250
Accounts receivable		1,228					1,228
Inventory	19	1					20
Prepaid Expenses	18	88					106
Total Current Assets	200	1,503	$10	-			1,713

Property and equipment-net	111	174					285
Goodwill					(1)
Software Tecnnology	650	-					650
Deposits		78					78
Total Assets	$961	$1,755	$10	$-			$2,726

LIABILITIES AND STOCKHOLDER'S EQUITY
(DEFICIENCY)
Current Liabilities
Note payable	$72		$ $			$	$ 72
Accounts payable	255	766	9				1,030
Accrued expenses	176	340					516
Deferred income		616					616
Total Current Liabilities	503	1722	9				2,234
							-
Long-Term Liabilities							-
Capital lease obligation		22					22
Convertible note payable	175						175
Convertible note payable to shareholders	104	1595					1,699
Total Long-Term Liabilities	279	1,617					1,896

Stockholders' Equity (Deficit)
Common stock	63	4	10	(61)	(4)		16
Additional paid-in capital	14,766	421	18	(14,616)	(4)		589
Accumulated income (deficit)	(14,650)	(2,009)	(27)	14,677	(4)		(2,009)
Stockholders' Equity (Deficit)	179	(1,584)	1	-			(1,404)
Total Liabilities and Stockholders' Equity (Deficit)	$961	$1,755	10				$2,726

BECOMING ART, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Five Months Ended May 31, 2005
(in thousands)

		Creative
	Oxford Media	Business
	Corp	Concepts, Inc.	Becoming Art.,	ProForma		Combined
	Combined (1)	Combined (2)	Inc.	Adjustments		Pro Forma

Revenues	$400	$2,807				$3,207
	-
Cost of sales	121	1,520				1,641
Gross Profit	279	1,287				1,566
-		-				-
Operating Expenses	783	1,551	11			2,345
Operating Profit	(504)	(264)	(11)			(779)
-
Other Income (Expense)						-
Interest	-	(48)				(48)
Taxes	-	(18)				(18)
Net Income (Loss)	$(504)	$(330)	(11)			$(845)
	-
Per share data
Basic net loss per share			.(0.00)			$(0.06)

Basic weighted average shares outstanding			9,884,550	5,830,836	(4)	15,715,386

BECOMING ART, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
Year Ended December 31, 2004
(in thousands)

		Creative
	Oxford Media	Business
	Corp	Concepts, Inc.	Becoming Art.,	ProForma		Combined
	Combined (1)	Combined (2)	Inc.	Adjustments		Pro Forma

Revenues	$634	$7,630				$8,264

Cost of sales	265	4,391				4,656
Gross Profit	369	3,239	-			3,608
-
Operating Expenses	1,077	3,552	13			4,642
Operating Profit	(708)	(313)	(13)			(1,034)

Other Income (Expense)
Charge From Parent	-	-				-
Interest	(2)	(110)				(112)
Taxes	(1)	(50)				(50)
Net Income (Loss)	$(711)	$(473)	(13)			$(1,196)

Per share data
Basic net loss per share			.(0.00)			$(0.09)

Basic weighted average shares outstanding			7,230,616	5,430,836	(4)	12,661,452

OXFORD MEDIA CORP
UNAUDITED BALANCE SHEET
MAY 31, 2005
(in thousands)

	Oxford Media	Skypath Satellite	ProForma		Combined
	Corp	Systems, Inc.	Adjustments		Pro Forma

ASSETS:
Current Assets:
Cash	$2	$156	$(100)	(4)	$54
Accounts receivable		105
Inventory	13	6			19
Prepaid Expenses	14	4			18
Total Current Assets	29	271	(100)		200

Property and equipment-net	91	20			111
Goodwill				(1)
Software Tecnnology	650				650
Deposits					-
Total Assets	$770	$291	$(100)		$961

LIABILITIES AND STOCKHOLDER'S EQUITY
(DEFICIENCY)
Current Liabilities
Note payable	$72				$72
Accounts payable	238	17			255
Accrued expenses	172	4			176
Deferred income
Total Current Liabilities	$482	$21			503

Long-Term Liabilities
Capital lease obligation
Convertible note payable	175				175
Convertible note payable to shareholders	82	22			104
Total Long-Term Liabilities	257	22			279

Stockholders' Equity (Deficit)
Common stock	59		4	(4)	63
Additional paid-in capital	14,679	191	(104)	(4)	14,766
Accumulated income (deficit)	(14,707)	57			(14,650)
Stockholders' Equity (Deficit)	31	248	(100)		179
Total Liabilities and Stockholders' Equity (Deficit)	$770	$291	$(100)		$961

OXFORD MEDIA CORP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FIVE MONTHS ENDED MAY 31, 2005
(in thousands)

	Oxford Media	eMod Systems,	Skypath Satellite	ProForma	Combined
	Corp	Inc.	Systems, Inc.	Adjustments	Pro Forma

Revenues		$ $ -	$400	-	$400

Cost of sales		-	121		121
Gross Profit		-	279		279

Operating Expenses	578	57	148		783
Operating Profit	(578)	(57)	131		(504)

Other Income (Expense)
Interest	(9)
Taxes	(2)	(1)
Net Income (Loss)	$(589)	$(58)	$131	$-	$(504)

OXFORD MEDIA CORP
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004
(in thousands)

	Oxford Media	eMod Systems,	Skypath Satellite	ProForma		Combined
	Corp	Inc.	Systems, Inc.	Adjustments		Pro Forma

Revenues		$ $ -	$634	-		$634

Cost of sales		-	265			265
Gross Profit		-	369			369

Operating Expenses	489	231	357			1,077
Operating Profit	(489)	(231)	12			(708)

Other Income (Expense)
Charge From Parent	(477)			477	(5)	-
Interest	(2)					(2)
Taxes	(1)	-				(1)
Net Income (Loss)	$(969)	$(231)	$12	$477		$(711)

CREATIVE BUSINESS CONCEPTS, INC.
UNAUDITED PRO FORMA BALANCE SHEET
MAY 31, 2005
(in thousands)

			WTI
	Creative Business	IT Network	Communications	ProForma			Combined
	Concepts, Inc.	Partners, Inc.	Inc.	Adjustments			Pro Forma

ASSETS:
Current Assets:
Cash	$26	$55	$105				$186
Accounts receivable	923	78	227				1,228
Inventory	1						1
Prepaid Expenses	30		58				88
Total Current Assets	980	133	390				1,503

Property and equipment-net	172		2				174
Goodwill					1
Software Tecnnology							-
Deposits	55		23				78
Total Assets	$1,207	$133	$415	$		$	$ 1,755

LIABILITIES AND STOCKHOLDER'S EQUITY
(DEFICIENCY)
Current Liabilities
Note payable	$	$	$			$	$ -
Accounts payable	597	3	166				766
Accrued expenses	271	2	67				340
Deferred income	616						616
Total Current Liabilities	1,484	5	233				1,722

Long-Term Liabilities
Capital lease obligation	22						22
Convertible note payable
Convertible note payable to shareholders	1,595						1,595
Total Long-Term Liabilities	1,617	-	-				1,617

Stockholders' Equity (Deficit)
Common stock			4				4
Additional paid-in capital	400	21					421
Accumulated income (deficit)	(2,294)	107	178				(2,009)
Stockholders' Equity (Deficit)	(1,894)	128	182				(1,584)
Total Liabilities and Stockholders' Equity (Deficit)	$1,207	$133	$415	$		$	$ 1,755

CREATIVE BUSINESS CONCEPTS, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE FIVE MONTHS ENDED MAY 31, 2005
(in thousands)

			WTI
	Creative Business	IT Network	Communications	ProForma	Combined
	Concepts, Inc.	Partners, Inc.	Inc.	Adjustments	Pro Forma

Revenues	$1,697	$268	$842		$2,807

Cost of sales	1,166	56	298		1,520
Gross Profit	531	212	544		1,287

Operating Expenses	938	164	449		1,551
Operating Profit (loss)	(407)	48	95		(264)

Other Income (Expense)
Interest	(48)				(48)
Taxes			(18)		(18)
Net Income (Loss)	$(455)	$48	$77		$ $ (330)

CREATIVE BUSINESS CONCEPTS, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(in thousands)

			WTI
	Creative Business	IT Network	Communications	ProForma	Combined
	Concepts, Inc.	Partners, Inc.	Inc.	Adjustments	Pro Forma

Revenues	$4,995	$624	$2,011		$7,630

Cost of sales	3,524	65	802		4,391
Gross Profit	1,471	559	1,209		3,239

Operating Expenses	1,882	431	1,239		3,552
Operating Profit (loss)	(411)	128	(30)		(313)

Other Income (Expense)

Interest	(110)				(110)
Taxes			-	(50)	(50)
Net Income (Loss)	$(521)	$128	$(30)	$(50)	$(473)

BECOMING ART INC.

NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(1)	Oxford statements include the financial statements of Oxford Media Corp. and its wholly-owned subsidiary eMod Systems, Inc. and those of Skypath Satellite Systems, Inc.

(2)	CBC statements included the financial statements of Creative Business Concepts, Inc., WTI Communications, Inc. and IT Network Partners, Inc.

(3)	No adjustment for Goodwill or other intangible assets has been reflected in the statements as the formal valuation process has not been completed.

(4)
The equity accounts and per share data had been adjusted for all the stock to be issued in the acquisitions of Oxford, CBC and Skypath, WTI and ITNet. The accumulated deficit has been adjusted to reflect the historic balances CBC.

(5)	The non-operating allocation for Oxford’s previous parent company has been eliminated